EIGHTH AMENDMENT AGREEMENT


         THIS EIGHTH AMENDMENT AGREEMENT (this "Eighth Amendment Agreement"), dated as of June 30, 2005 among GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation, (herein referred to as "GSRP"), the lenders listed on the signature pages hereof (each individually referred to herein as a "Lender" and, collectively, as the "Lenders"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as agent for the Lenders (in such capacity herein referred to as the "Administrative Agent").

                              W I T N E S S E T H:

A. WHEREAS, GSRP entered into that certain Loan and Security Agreement with Textron Financial Corporation, Green Tree Financial Services Corporation and the Administrative Agent dated as of September 1, 1998 (as amended to but excluding the date hereof, the "Existing LSA");

B. WHEREAS, capitalized terms used herein shall have the meanings ascribed to the same in the Existing LSA and in Section 1 of this Eighth Amendment Agreement; and

C. WHEREAS, the parties to the Existing LSA have agreed to certain amendments to the Existing LSA as described and set forth below;

         NOW, THEREFORE, in consideration of the Administrative Agent's, the Lenders,' and GSRP's agreements hereunder, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent, the Lenders and GSRP hereby agree as follows:

         1. Amendments to Definitions. The parties hereto agree that Section 1.1 of the Existing LSA is, and shall be deemed to be, amended and modified as follows:

                  1.1 New Definitions. The following new definitions are hereby added to Section 1.1 of the Existing LSA:

                           Attitash Commercial Core -- means the Attitash
                  Commercial Unit and any other property owned by GSRP at the Attitash Project and not constituting Attitash Residential Units, Attitash Quartershare Interests, or Attitash Common Area (such Attitash Commercial Unit and other property are more particularly described on Schedule 1 to the Eighth Amendment Agreement).

                           Canyons/Attitash Additional Commercial Forgiven
                  Amount - as defined in the definition of Canyons Commercial Release Price Option in this Section 1.1.

                           Canyons/Attitash Commercial Core Minimum Release
                  Price - means as defined in the definition of Canyons Commercial Release Price Option in this Section 1.1.

                           Canyons/Attitash Commercial Core Net Proceeds - as
                  defined in the definition of Canyons Commercial Release Price Option in this Section 1.1.

                           Canyons/Attitash Commercial Core Purchaser - as
                  defined in the definition of Canyons Commercial Release Price Option in this Section 1.1.

                           Canyons/Attitash Commercial Core Supplemental Deposit
                  - as defined in the definition of Canyons Commercial Release Price Option in this Section 1.1.

                           Canyons/Attitash Commercial Core Supplemental Release
                  Price - as defined in the definition of Canyons Commercial Release Price Option in this Section 1.1.

                           Canyons/Attitash Commercial Release Price Option -
                  means one of the following three payment or transfer options to be selected by GSRP, in writing and in its sole discretion, on or prior to September 30, 2005 and consummated during the Commercial Release Price Option Availability Period with respect to the Canyons Commercial Core (as an entirety) and the Attitash Commercial Core (as an entirety), each of which will result in the release of all liens and security interests of the Administrative Agent, the Lenders and the Subordinated Lender in and to the Canyons Commercial Core and the Attitash Commercial Core (such liens and security interests continuing in the proceeds in respect thereof), the exclusion of the Canyons Commercial Core and the Attitash Commercial Core from any covenant restrictions under this Agreement or the other Security Documents and the adjustment of any other financial covenants provided for herein or in the other Security Documents to otherwise permit the transactions to be consummated as contemplated below with respect to any option elected by GSRP:

                                    (a) Canyons/Attitash Option #1 - all of the
                           right, title and interest of GSRP in and to the Canyons Commercial Core and the Attitash Commercial Core to be conveyed by GSRP to the Administrative Agent or to an affiliate of any Lender, as determined by the Steamboat Required Lenders (the "Canyons/Attitash Commercial Core Purchaser"), by general warranty deed and subject only to Permitted Exceptions in respect of the Canyons Project and the Attitash Project (or such other exceptions as the Canyons/Attitash Commercial Core Purchaser may agree to in its sole discretion) and such conditions and deliveries to closing as are customary in commercial real estate transactions of this type (including, without limitation, the delivery of an owner's title insurance policy, at the cost of GSRP, in form and substance reasonably satisfactory to the Canyons Commercial Core Purchaser and the payment by GSRP of all real estate transfer fees, dues or assessments, transfer taxes or fees, and recordation taxes or fees payable in connection with such conveyance) in return for the Administrative Agent's, the Lenders' and the Subordinated Lender's reducing the Steamboat Obligations by $3,500,000 to be applied as follows:
                           (i) first, to all then accrued and unpaid interest in respect of the Steamboat Loan and accrued and unpaid interest in respect of the Subordinated Loan Tranche Advances (including, without limitation, any deferred interest under, and as provided for in, the SOI)(such application to be ratable based on the amount of interest accrued on the Steamboat Loan and the amount of interest accrued on the Subordinated Loan Tranche Advances and applied first to the "cash portion" of the interest in respect of the Subordinated Loan Tranche Advances and then to the "deferred portion" thereof) and (ii) second, to the aggregate outstanding principal amount of the Subordinated Loan Tranche Advances; or

                                    (b) Canyons/Attitash Option #2 - in
                           connection with GSRP's selling the Canyons Commercial Core and the Attitash Commecial Core on an arm's-length basis to a purchaser or purchasers (the purchase price in respect thereof to be a cash purchase paid in full at the closing or closings of such sale or sales and the other terms of such sale or sales to be reasonable; if more than one sale is contemplated, all sales shall be closed contemporaneously with each other) or in connection with GSRP's obtaining a loan (to be fully extended in a single cash advance and otherwise subject to reasonable terms) secured by the Canyons Commercial Core and the Attitash Commercial Core on an arm's-length basis from a lender, a payment to the Administrative Agent on behalf of the Lenders and the Subordinated Lender equal to the sum of (i) $3,500,000 (the "Canyons/Attitash Commercial Core Minimum Release Price"), plus (ii) the least of (A) the amount by which the gross proceeds of the aforesaid sale or sales or loan less the reasonable out-of-pocket costs of GSRP incurred in connection therewith and which are customarily paid by a seller or borrower in such transactions (the "Canyons/Attitash Commercial Core Net Proceeds") exceeds $3,500,000, (B) $1,500,000 or (C) the aggregate outstanding amount of the Steamboat Obligations (such least amount in this subclause (ii) is referred to herein as the "Canyons/Attitash Commercial Core Supplemental Release Price"); for the avoidance of doubt, the sum of the Canyons/Attitash Commercial Core Minimum Release Price and the Canyons/Attitash Commercial Core Supplemental Release Price shall not exceed $5,000,000; the Canyons/Attitash Commercial Core Minimum Release Price and the Canyons/Attitash Commercial Core Supplemental Release Price will be treated as Projects' Cash Proceeds under the Sixth Amendment Agreement and will be applied to the Steamboat Obligations as Obligation-Servicing Projects' Cash Proceeds, as provided for under the Sixth Amendment Agreement; for so long as no Default or Event of Default shall exist, any Canyons/Attitash Commercial Core Net Proceeds in excess of the Canyons/Attitash Commercial Core Minimum Release Price and the Canyons/Attitash Commercial Core Supplemental Release Price shall constitute Excess Projects' Cash Proceeds under the Sixth Amendment Agreement and may be accessed and used by GSRP as provided for in the Sixth Amendment Agreement; in addition to the application of the Canyons/Attitash Commercial Core Minimum Release Price and the Canyons/Attitash Commercial Core Supplemental Release Price to the Steamboat Obligations as referred to above, the Steamboat Obligations will be further reduced by an amount equal to 50% of the Canyons/Attitash Commercial Core Supplemental Release Price (the "Canyons/Attitash Additional Commercial Forgiven Amount") as follows: (1) 50% of the Canyons/Attitash Additional Commercial Forgiven Amount will be applied to, and result in the cancellation and reduction of, outstanding principal of the Steamboat Loan on a dollar-for-dollar basis and (2) 50% of the Canyons/Attitash Additional Commercial Forgiven Amount will be applied to, and result in the cancellation and reduction of, accrued and unpaid interest in respect of the Subordinated Loan Tranche Advances (including, without limitation, any deferred interest under, and as provided for in, the SOI) on a dollar-for-dollar basis (such amounts to be applied first to the "cash interest" payable); and if the aforesaid sale or loan closes on or prior to July 31, 2005 and the Canyons/Attitash Commercial Core Minimum Release Price and the Canyons/Attitash Commercial Core Supplemental Release Price in respect thereof are received by the Administrative Agent on behalf of the Lenders and Subordinated Lender on or prior to July 31, 2005, then the Subordinated Lender will reduce the fixed rate of interest in respect of the Subordinated Loan Tranche from 20% per annum to 10% per annum prospectively commencing on and after August 1, 2005 and interest will accrue thereafter at 10% per annum and be payable in cash at such rate (all accrued and deferred interest under the SOI would continue to constitute a Subordinated Loan Tranche Obligation and the calculation of the Final Fee (as defined in the SOI) will be adjusted to reflect that interest to be discounted pursuant to such calculation will accrue at 20% per annum prior to August 1, 2005 and 10% per annum thereafter); or

                                    (c) Canyons/Attitash Option #3 - in
                           connection with GSRP's selling the Canyons Commercial Core and Attitash Commercial Core on an arm's-length basis to a purchaser or purchasers (the purchase price in respect thereof to be a cash purchase paid in full at the closing of such sale and the other terms of such sale to be reasonable) or in connection with GSRP's obtaining a loan (to be fully extended in a single cash advance and otherwise subject to reasonable terms; if more than one sale is contemplated, all sales shall be closed contemporaneously with each other) secured by the Canyons Commercial Core and the Attitash Commercial Core on an arm's-length basis from a lender, a payment equal to the Canyons/Attitash Commercial Core Minimum Release Price together with a deposit with the Administrative Agent of the amount by which the Canyons/Attitash Commercial Core Net Proceeds from such sale or sales or loan exceeds the Canyons/Attitash Commercial Core Minimum Release Price (the "Canyons/Attitash Commercial Core Supplemental Deposit"); the Canyons/Attitash Commercial Core Minimum Release Price will be treated as Projects' Cash Proceeds under the Sixth Amendment Agreement and will be applied to the Steamboat Obligations as Obligation-Servicing Projects' Cash Proceeds, as provided for under the Sixth Amendment Agreement; the Canyons/Attitash Commercial Core Supplemental Deposit will constitute Projects' Cash Proceeds, as provided under the Sixth Amendment Agreement, and will be used, subject to there being no Default or Event of Default in existence, (i) first, as Obligation-Servicing Projects' Cash Proceeds to pay any unpaid interest in respect of the Steamboat Loan and then any unpaid interest in respect of the Subordinated Loan Tranche Advances accruing and falling due and payable (in cash) after the consummation of the aforesaid sale or sales or loan (if any Default or Event of Default shall exist, such Deposit (or whatever remaining balance may then exist) will be applied as Projects' Cash Proceeds as provided for in the Sixth Amendment Agreement), (ii) second, as Excess Projects' Cash Proceeds to pay any contractual subsidies required to be paid by GSRP to any purchasers of Steamboat Quartershare Interests or Steamboat Residential Units (whose purchases were consummated on or after the date of the closing of the aforesaid sale or sales or loan) with respect to, but only with respect to, Annual Assessments (as defined in the Steamboat Declaration) assessed by the Steamboat Association in respect of such Steamboat Quartershare Interests or Steamboat Residential Units (but excluding, for the avoidance of doubt, any Special Assessments (as defined in the Steamboat Declaration), assessments for capital improvements or individual assessments) (if any Default or Event of Default shall exist, such Deposit (or whatever remaining balance may then exist) will be applied as Projects' Cash Proceeds as provided for in the Sixth Amendment Agreement), and (iii) third, as Excess Projects' Cash Proceeds to pay any Annual Assessments assessed by the Steamboat Association after the closing of the aforesaid sale or sales or loan in respect of any Steamboat Quartershare Interests or Steamboat Residential Units owned by GSRP (but excluding, for the avoidance of doubt, any Special Assessments, assessments for capital improvements or individual assessments) (if any Default or Event of Default shall exist, such Deposit (or whatever remaining balance may then exist) will be applied as Projects' Cash Proceeds as provided for in the Sixth Amendment Agreement); and if the aforesaid sale or sales or loan closes on or prior to July 31, 2005 and the Canyons/Attitash Commercial Core Minimum Release Price and the Canyons/Attitash Commercial Core Supplemental Deposit in respect thereof are received by the Administrative Agent on behalf of the Lenders and Subordinated Lender on or prior to July 31, 2005, then the Subordinated Lender will reduce the fixed rate of interest in respect of the Subordinated Loan Tranche from 20% per annum to 10% per annum prospectively commencing on and after August 1, 2005 and interest will accrue thereafter at 10% per annum and will be payable in cash at such rate (all accrued and deferred interest under the SOI will continue to constitute a Subordinated Loan Tranche Obligation and the calculation of the Final Fee will be adjusted to reflect that interest to be discounted pursuant to such calculation would accrue at 20% per annum prior to August 1, 2005 and 10% per annum thereafter).

                           Canyons Commercial Core -- means each of the Canyons
                  Commercial Units and any other property owned by GSRP at the Canyons Project and not constituting Canyons Residential Units, Canyons Quartershare Interests, or Canyons Common Elements (such Canyons Commercial Units and other property are more particularly described on Schedule 1 to the Eighth Amendment Agreement).

                           Commercial Release Price Option - means the
                  Canyons/Attitash Commercial Release Price Option and the Steamboat Commercial Release Price Option.

                           Commercial Release Price Option Availability Period -
                  means the period commencing on the Eighth Amendment Effective Date and ending on December 31, 2005.

                           Eighth Amendment Agreement -- means that certain
                  Eighth Amendment Agreement dated as of June 30, 2005 among the GSRP, the Administrative Agent and the Lenders.

                           Eighth Amendment Effective Date -- as defined in the
                  Eighth Amendment Agreement.

                           Steamboat Commercial Core -- means each of the
                  Steamboat Commercial Units and any other property owned by GSRP at the Steamboat Project and not constituting Steamboat Residential Units, Steamboat Quartershare Interests, or Steamboat Common Elements (such Steamboat Commercial Units and other property are more particularly described on Schedule 2 to the Eighth Amendment Agreement). For the avoidance of doubt, the so-called "Parking Unit" is not owned by GSRP (having been conveyed to the Steamboat Association) and accordingly is not part of the Steamboat Commercial Core.

                           Steamboat Commercial Core Purchaser - as defined in
                  the definition of Steamboat Commercial Release Price Option in this Section 1.1.

                           Steamboat Commercial Core Minimum Release Price -
                  means as defined in the definition of Steamboat Commercial Release Price Option in this Section 1.1.

                           Steamboat Commercial Core Net Proceeds - as defined
                  in the definition of Steamboat Commercial Release Price Option in this Section 1.1.

                           Steamboat Commercial Core Supplemental Release Price
                  - as defined in the definition of Steamboat Commercial Release Price Option in this Section 1.1.

                           Steamboat Additional Commercial Forgiven Amount - as
                  defined in the definition of Steamboat Commercial Release Price Option in this Section 1.1.

                           Steamboat Commercial Core Supplemental Deposit - as
                  defined in the definition of Steamboat Commercial Release Price Option in this Section 1.1.

                           Steamboat Commercial Release Price Option - means one
                  of the following three payment or transfer options to be selected by GSRP, in writing and in its sole discretion, on or prior to September 30, 2005 and consummated during the Commercial Release Price Option Availability Period with respect to the Steamboat Commercial Core (as an entirety), each of which will result in the release of all liens and security interests of the Administrative Agent, the Lenders and the Subordinated Lender in and to the Steamboat Commercial Core (such liens and security interests continuing in the proceeds in respect thereof), the exclusion of the Steamboat Commercial Core from any covenant restrictions under this Agreement or the other Security Documents and the adjustment of any other financial covenants provided for herein or in the other Security Documents to otherwise permit the transactions to be consummated as contemplated below with respect to any option elected by GSRP:

                                    (a) Steamboat Option #1 - all of the right,
                           title and interest of GSRP in and to the Steamboat Commercial Core to be conveyed by GSRP to the Administrative Agent or an affiliate of one or more of the Lenders (the "Steamboat Commercial Core Purchaser"), by general warranty deed and subject only to Permitted Exceptions in respect of the Steamboat Project (or such other exceptions as the Steamboat Commercial Core Purchaser may agree to in its sole discretion) and such conditions and deliveries to closing as are customary in commercial real estate transactions of this type (including, without limitation, the delivery of an owner's title insurance policy, at the cost of GSRP, in form and substance reasonably satisfactory to the Steamboat Commercial Core Purchaser and the payment by GSRP of all real estate transfer fees, dues or assessments, transfer taxes or fees, and recordation taxes or fees payable in connection with such conveyance) in return for the Administrative Agent's, the Lenders' and the Subordinated Lender's reducing the Steamboat Obligations by $750,000 to be applied as follows: (i) first, to all then accrued and unpaid interest in respect of the Steamboat Loan and accrued and unpaid interest in respect of the Subordinated Loan Tranche Advances (including, without limitation, any deferred interest under, and as provided for in, the SOI)(such application to be ratable based on the amount of interest accrued on the Steamboat Loan and the amount of interest accrued on the Subordinated Loan Tranche Advances and applied first to the "cash portion" of the interest in respect of the Subordinated Loan Tranche Advances and then to the "deferred portion" thereof) and (ii) second, to the aggregate outstanding principal amount of the Subordinated Loan Tranche Advances; or

                                    (b) Steamboat Option #2 - in connection with
                           GSRP's selling the Steamboat Commercial Core on an arm's-length basis to a purchaser (the purchase price in respect thereof to be a cash purchase paid in full at the closing of such sale and the other terms of such sale to be reasonable) or in connection with GSRP's obtaining a loan (to be fully extended in a single cash advance and otherwise subject to reasonable terms) secured by the Steamboat Commercial Core on an arm's-length basis from a lender a payment to the Administrative Agent on behalf of the Lenders and the Subordinated Lender equal to the sum of (i) $1,000,000 (the "Steamboat Commercial Core Minimum Release Price"), plus (ii) the least of (A) the amount by which the gross proceeds of the aforesaid sale or loan less the reasonable out-of-pocket costs of GSRP incurred in connection therewith, including the legal costs incurred in finalizing and recording the Second Supplement Plat (the aggregate amount of which will not exceed $10,000) and any unpaid HOA dues relating to the Steamboat Commercial Core, and which are customarily paid by a seller or borrower in such transactions (the "Steamboat Commercial Core Net Proceeds") exceeds $1,000,000, (B) $500,000 or (C)
                           the aggregate outstanding amount of the Steamboat Obligations (inclusive of the Subordinated Loan Tranche Obligations)(such least amount in this subclause (B) is referred to herein as the "Steamboat Commercial Core Supplemental Release Price"); for the avoidance of doubt, the sum of the Steamboat Commercial Core Minimum Release Price and the Steamboat Commercial Core Supplemental Release Price shall not exceed $1,500,000; the Steamboat Commercial Core Minimum Release Price and the Steamboat Commercial Core Supplemental Release Price will be treated as Projects' Cash Proceeds under the Sixth Amendment Agreement and will be applied to the Steamboat Obligations as Obligation-Servicing Projects' Cash Proceeds, as provided for under the Sixth Amendment Agreement; for so long as no Default or Event of Default shall exist, any Steamboat Commercial Core Net Proceeds in excess of the Steamboat Commercial Core Minimum Release Price and the Steamboat Commercial Core Supplemental Release Price shall constitute Excess Projects' Cash Proceeds under the Sixth Amendment Agreement and may be accessed and used by GSRP as provided for in the Sixth Amendment Agreement; and in addition to the application of the Steamboat Commercial Core Minimum Release Price and the Steamboat Commercial Core Supplemental Release Price to the Steamboat Obligations as referred to above, the Steamboat Obligations will be further reduced by an amount equal to 50% of the Steamboat Commercial Core Supplemental Release Price (the "Steamboat Additional Commercial Forgiven Amount") as follows: (1) 50% of the Steamboat Additional Commercial Forgiven Amount will be applied to, and result in the cancellation and reduction of, outstanding principal of the Steamboat Loan on a dollar-for-dollar basis and (2) 50% of the Steamboat Additional Commercial Forgiven Amount will be applied to, and result in the cancellation and reduction of, accrued and unpaid interest in respect of the Subordinated Loan Tranche Advances (including, without limitation, any deferred interest under, and as provided for in, the SOI) on a dollar-for-dollar basis (such amounts to be applied first to the "cash interest" payable); or

                                    (c) Steamboat Option #3 - in connection with
                           GSRP's selling the Steamboat Commercial Core on an arm's-length basis to a purchaser(the purchase price in respect thereof to be a cash purchase paid in full at the closing of such sale and the other terms of such sale to be reasonable) or in connection with GSRP's obtaining a loan (to be fully extended in a single cash advance and otherwise subject to reasonable terms) secured by the Steamboat Commercial Core on an arm's-length basis from a lender, a payment equal to the Steamboat Commercial Core Minimum Release Price together with a deposit with the Administrative Agent of the amount by which the Steamboat Commercial Core Net Proceeds from such sale or loan exceeds the Steamboat Commercial Core Minimum Release Price (the "Steamboat Commercial Core Supplemental Deposit"); the Steamboat Commercial Core Minimum Release Price will be treated as Projects' Cash Proceeds under the Sixth Amendment Agreement and will be applied to the Steamboat Obligations as Obligation-Servicing Projects' Cash Proceeds, as provided for under the Sixth Amendment Agreement; the Steamboat Commercial Core Supplemental Deposit will constitute Projects' Cash Proceeds, as provided under the Sixth Amendment Agreement, and will be used, subject to there being no Default or Event of Default in existence, (i) first, as Obligation-Servicing Projects' Cash Proceeds to pay any unpaid interest in respect of the Steamboat Loan and then any unpaid interest in respect of the Subordinated Loan Tranche Advances accruing and falling due and payable (in cash) after the consummation of the aforesaid sale or loan (if any Default or Event of Default shall exist, such Deposit (or whatever remaining balance may then exist) will be applied as Projects' Cash Proceeds as provided for in the Sixth Amendment Agreement), (ii) second, as Excess Projects' Cash Proceeds to pay any contractual subsidies required to be paid by GSRP to any purchasers of Steamboat Quartershare Interests or Steamboat Residential Units (whose purchases were consummated on or after the date of the closing of the aforesaid sale or loan) with respect to, but only with respect to, Annual Assessments assessed by the Steamboat Association in respect of such Steamboat Quartershare Interests or Steamboat Residential Units (but excluding, for the avoidance of doubt, from any Special Assessments, assessments for capital improvements or individual assessments) (if any Default or Event of Default shall exist, such Deposit (or whatever remaining balance may then exist) will be applied as Projects' Cash Proceeds as provided for in the Sixth Amendment Agreement), and (iii) third, as Excess Projects' Cash Proceeds to pay any Annual Assessments assessed by the Steamboat Association after the closing of the aforesaid sale or loan in respect of any Steamboat Quartershare Interests or Steamboat Residential Units owned by GSRP (but excluding, for the avoidance of doubt, any Special Assessments, assessments for capital improvements or individual assessments) (if any Default or Event of Default shall exist, such Deposit (or whatever remaining balance may then exist) will be applied as Projects' Cash Proceeds as provided for in the Sixth Amendment Agreement).

                           Steamboat Quartershare Interest 2005 Sale -- as
                  defined in Section 3.15(e) hereof.

                           Steamboat Residential Additional Forgiven Amount --
                  as defined in Section 3.15(e) hereof.

                           Steamboat Residential Unit 2005 Sale -- as defined in
                  the definition of Release Price in this Section 1.1.

                           Steamboat Residential Unit 2005 Release Price -- as
                  defined in the definition of Release Price in this Section
                  1.1.

                  1.2 Revised Definitions. The following existing definitions in the Existing LSA are hereby amended and restated in their entirety as follows:

                           Applicable States -- means (i) Colorado, Maine, Utah,
                  New Hampshire and Vermont, and (ii) any other state in which GSRP is or becomes qualified to sell Quartershare Interests or Steamboat Residential Units, provided that acceptable proof of such qualification has been delivered to the Administrative Agent.

                           Contract -- means any purchase contract between one
                  or more Persons, as purchaser (the "Purchaser"), and GSRP, as seller, which agreement provides for the sale by GSRP to such Purchaser of one or more Quartershare Interests in any Project and shall also include any Steamboat Resort Contract, as defined in the Note Purchase Agreement.

                           Note Purchase Agreement - means "New Note Purchase
                  Agreement," as provided for in the Eighth Amendment Agreement.

                           Release Price -- means,

                           (a) in the case of any Steamboat Quartershare
                  Interests* as follows:

                                            (i) in the case of any Steamboat
                                    Non-Penthouse Quartershare Interest, an all cash payment equal to the greater of (A) 100% of the minimum release dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon that is being sold and (B) 80% of the gross sales proceeds in respect of the Steamboat Non-Penthouse Quartershare Interest that is being sold (the gross purchase price in respect of such Steamboat Non-Penthouse Quartershare Interests to be approved by the Administrative Agent prior to the consummation thereof); and

                                            (ii) in the case of any Steamboat
                                    Penthouse Quartershare Interest, an all cash payment equal to the greater of (A) 100% of the minimum release dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon that is being sold and (B) 80% of the gross sales proceeds in respect of the Steamboat Penthouse Quartershare Interest that is being sold (the gross purchase price in respect of such Steamboat Non-Penthouse Quartershare Interests to be approved by the Administrative Agent prior to the consummation thereof); and

                                            (iii) "Release Prices" based on
                                    Schedule 3 hereto shall be based on a sale of 50% of a Steamboat Quartershare Interest (a so-called "1/8th Steamboat Quartershare Interest") and such "Release Prices" shall be multiplied by 200% to obtain the minimum "Release Price" for a Steamboat Quartershare Interest for purposes of this definition.

                                    Anything contained in this clause (a) to the
                           contrary notwithstanding, if unsold Steamboat Quartershare Interests shall be sold by GSRP other than in the ordinary course of its business (including, without limitation, any bulk sales of such Steamboat Quartershare Interests), the release price in respect thereof shall be such amount or amounts as GSRP, the Administrative Agent and the Steamboat Required Lenders shall have approved.

                           (b) intentionally omitted;

                           (c) intentionally omitted;

                           (d) intentionally omitted;

                           (e) intentionally omitted;

                           (f) intentionally omitted;

                           (g) With respect to the sale of any Commercial Unit,
                  the release price shall be the payments and/or conveyances (together with the terms and conditions associated therewith) provided for in any Commercial Release Price Option applicable to such Commercial Unit and elected by GSRP (the Commercial Release Price Option shall only be available for election by GSRP during the Commercial Release Price Option Availability Period and all transactions with respect thereto must be consummated and closed prior to the end of such Period in accordance with the terms and conditions of such Options), or such other amounts as shall have been agreed between GSRP and the Administrative Agent and approved by the Steamboat Required Lenders;

                           (h) With respect to the sale of any Steamboat
                  Residential Unit consummated after the Eighth Amendment Effective Date and on or prior to December 31, 2005 on an arm's-length basis with a purchaser(a "Steamboat Residential Unit 2005 Sale"), the release price shall be 70% of the gross sales proceeds in respect thereof (a "Steamboat Residential Unit 2005 Release Price") payable in cash, provided that the Administrative Agent shall have previously approved the sales price of such Steamboat Residential Unit 2005 Sale, and, after December 31, 2005, the release price shall be such other amount or amounts as shall have been agreed between GSRP and the Administrative Agent and approved by the Steamboat Required Lenders. In connection with any Steamboat Residential Unit 2005 Sale, the Steamboat Residential Unit 2005 Release Price with respect thereto will be treated as Projects' Cash Proceeds under the Sixth Amendment Agreement and will be applied to the Steamboat Obligations as Obligation-Servicing Projects' Cash Proceeds, as provided for under the Sixth Amendment Agreement; the excess of the gross sales proceeds of such Steamboat Residential Unit 2005 Sale over the related Steamboat Residential Unit 2005 Release Price and the reasonable out-of-pocket costs of GSRP incurred in connection with such sale will constitute Projects' Cash Proceeds, as provided under the Sixth Amendment Agreement, and will be used, subject to there being no Default or Event of Default in existence, (i) first, as Obligation-Servicing Projects' Cash Proceeds to pay any unpaid interest in respect of the Steamboat Loan and then any unpaid interest in respect of the Subordinated Loan Tranche Advances accruing and falling due and payable (in cash), in each case, after the Eighth Amendment Effective Date (if any Default or Event of Default shall exist, such excess (or whatever remaining amount thereof may then exist) will be applied as Projects' Cash Proceeds as provided for in the Sixth Amendment Agreement), (ii) second, as Excess Projects' Cash Proceeds to pay any contractual subsidies required to be paid by GSRP to any purchasers of Steamboat Quartershare Interests or Steamboat Residential Units (whose purchases were consummated on or after the Eighth Amendment Effective Date) with respect to, but only with respect to, Annual Assessments assessed by the Steamboat Association (but excluding, for the avoidance of doubt, any Special Assessments, assessments for capital improvements or individual assessments) (if any Default or Event of Default shall exist, such excess (or whatever remaining amount thereof may then exist) will be applied as Projects' Cash Proceeds as provided for in the Sixth Amendment Agreement), and (iii) third, as Excess Projects' Cash Proceeds to pay any Annual Assessments assessed by the Steamboat Association and any reasonable costs necessary to sell-out the remainder of the unsold Steamboat Quartershare Interests or Steamboat Residential Units after the Eighth Amendment Effective Date in respect of any Steamboat Quartershare Interests or Steamboat Residential Units owned by GSRP (but excluding, for the avoidance of doubt, any Special Assessments, assessments for capital improvements or individual assessments) (if any Default or Event of Default shall exist, such excess (or whatever remaining amount thereof may then exist) will be applied as Projects' Cash Proceeds as provided for in the Sixth Amendment Agreement);

                           (i) Anything contained to the contrary in this
                  definition of "Release Price," at such time as all of the Colorado First/PCL Obligations, the Canyons Obligations, the Steamboat Obligations (other than the Percentage Sales Fee), the Subordinated Loan Tranche Obligations and all other Obligations (other than the Percentage Sales Fee) shall have been paid in full, (i) "Release Price" for a Quartershare Interest or Commercial Unit shall be equal to the Percentage Sales Fee due in respect thereof and (ii) to the extent that any Quartershare Interest or Commercial Unit suffers a casualty for which there is insurance proceeds or is condemned for which there is condemnation proceeds distributable, in each case, to GSRP (without giving effect to Section 3.5 and 3.6 of the Existing LSA, as amended hereby), such insurance or condemnation proceeds shall be deemed sales proceeds and the Percentage Sales Fee shall be payable in respect thereof (after which such remaining insurance or condemnation proceeds shall be payable to, and retained by, GSRP free and clear of any Liens, security interests or claims hereunder or under any other Security Document); and

                           (j) The Release Price for the so-called "Parking
                  Unit" at the Steamboat Project shall be (1) the payment to the Administrative Agent of any cash payment paid to GSRP by the Steamboat Association in respect thereof, (2) the collateral assignment to the Administrative Agent of the promissory note from the Steamboat Association in respect thereof, (3) the collateral assignment to the Administrative Agent of the beneficial interest in the deed of trust securing said promissory note and (4) the payment of all proceeds in respect thereof (including, without limitation, all payments of principal and interest) to the Administrative Agent. The payments of such proceeds (including, without limitation, all payments of principal and interest) shall be treated as the payment of a Release Price in respect of a "Steamboat Commercial Unit" for purposes of Section 2.5(b)(iii) and
                  Section 2.5(d) hereof.

                  *For so long as no Default or Event of Default shall exist, Release Prices shall be adjusted downward by the "Textron-Sourced 3%/5% Deposits" under, and as defined in, the Note Purchase Agreement and as otherwise provided for in
                  Section 3 of the Eighth Amendment Agreement. For the avoidance of doubt, any reduction in Steamboat Obligations by a "Release Price" so reduced by such a Deposit shall be only by the net amount of such "Release Price," after giving effect to such reduction from such Deposit. "Textron-Sourced 3%/5% Deposits shall be paid to Textron Business Services, Inc. as provided in Section 3 of the Eighth Amendment Agreement and Section 2.3 of the Note Purchase Agreement.

                           Quartershare Note - means any promissory note made
                  payable to the order of GSRP which provides for payment of the deferred purchase price of one or more Quartershare Interests purchased by the Purchaser thereof and shall also include any Steamboat Resort Note, as defined in the Note Purchase Agreement.

                           Quartershare Mortgage - means, with respect to any
                  Quartershare Note, a mortgage or deed of trust in and to the Quartershare Interest whose purchase is being financed, in whole or part, by such Quartershare Note and shall also include any Steamboat Resort Mortgage, as defined in the Note Purchase Agreement.

                           Required Parties -- means the Steamboat Required
                  Lenders.

                           Subordinated Lender - means Special Subordinated
                  Lender as defined in the SOI.

         2. Additional Amendments. To the extent that GSRP, in accordance with the terms hereof, elects to exercise any Commercial Release Price Option and the terms thereof would require additional amendments or modifications to the Existing LSA, as amended hereby, the SOI, as amended hereby, and/or the other Security Documents, the Administrative Agent, the Lenders, the Subordinated Lender and GSRP agree to reasonably cooperate with each other to effect such amendments and/or modifications. To the extent that the definitions of Canyons Commercial Release Price Option, Steamboat Commercial Release Price Option, Release Price and Section 7 below provide for a different handling, application, allocation or treatment of proceeds from the sales of Commercial Units, Residential Units or Quartershare Interests or loans obtained in respect of the Commercial Units than what is provided for in the Sixth Amendment Agreement or otherwise in the Existing LSA, the handling, application, allocation or treatment of such proceeds in said definitions or in Section 7 below shall govern. For the avoidance of doubt, except to the extent expressly provided for in the Sixth Amendment Agreement, the liens and security interests under the Existing LSA shall continue in and to the proceeds of the sale or other disposition of Commercial Units, Residential Units or Quartershare Interests.

         3. New Note Purchase Agreement. The Note Purchase Agreement under, and as defined in, the Existing LSA has been terminated by GSRP, Textron Financial Corporation and TBS Business Services, Inc. and GSRP represents and warrants to the Administrative Agent, the Lenders and the Subordinated Lender that no sales of Quartershare Notes were made thereunder. The Administrative Agent, the Lenders and the Subordinated Lender hereby acknowledge and consent to GSRP's entering into a Note Purchase Agreement dated as of June 30, 2005 with Textron Business Services, Inc. (as amended from time to time, the "New Note Purchase Agreement"). All references in the Existing LSA to "Note Purchase Agreement" shall mean the New Note Purchase Agreement. The penultimate sentence of Section 12 of the Sixth Amendment Agreement is modified to provide that, after the payment in full of all of the Subordinated Loan Tranche Obligations, any remaining cash proceeds referred to in said Section 12 would be used to pay any obligations owing to Textron Business Services, Inc. under the New Note Purchase Agreement before being paid to GSRP. Any reference in the Existing LSA to "Required Parties under the Note Purchase Agreement" shall be deemed a reference to Textron Business Services, Inc. Section 11.17 of the Existing LSA is deleted.
Section 3.18 of the Existing LSA notwithstanding, GSRP hereby irrevocably instructs Textron Business Services, Inc. to deliver all proceeds of sales of "Steamboat Resort Notes," whether arising from sales of Steamboat Quartershare Interests or Steamboat Residential Units, to the Administrative Agent on behalf of the Lenders and the Subordinated Lender for so long as any Release Prices (including, without limitation, Percentage Sales Fees) are payable in respect of any Steamboat Quartershare Interests or Steamboat Residential Units. The requirement in Section 3.18 of the Existing LSA that the "Note Purchase Agreement" be in full force and effect by October 31, 1998 is hereby waived. All of GSRP's right, title and interest in and to any all payments due to it under the New Note Purchase Agreement shall constitute Collateral under the Existing LSA, as amended hereby, and GSRP hereby confirms that it has granted a lien and security interest therein to the Administrative Agent on behalf of the Lenders and the Subordinated Lender. The Administrative Agent and the Lenders hereby agree (a) to their respective undertakings under Section 2.3 of the New Note Purchase Agreement and agree, for so long as there shall be no Default or Event of Default, to reduce Release Prices in respect of Steamboat Quartershare Interests and Steamboat Residential Units by the "Textron-Sourced 3%/5% Deposit" provided for in the New Note Purchase Agreement to the extent that the sale of such Steamboat Quartershare Interests and Steamboat Residential Units are being financed by GSRP and the "Steamboat Resort Notes" in respect thereof are being sold to Textron Business Services, Inc. under the New Note Purchase Agreement;
(b) to pay such "Textron-Sourced 3%/5% Deposits" to Textron Business Services, Inc., subject to the right of the Administrative Agent and the Lenders to recall the remaining amount of such Deposits at any time or from time to time and to treat the same as additional Release Prices and as full Obligation-Servicing Projects' Cash Proceeds; and (c) that any other Projects' Cash Proceeds in respect of any such sales of Steamboat Quartershare Interests and Steamboat Residential Units shall be treated as provided for in the Existing LSA, as amended hereby and as may be hereafter amended.

         4. Sales of Residential Units. The restriction in Section 2.5(b) of the Existing LSA prohibiting the sales of Residential Units as "whole residential units" is hereby waived for any Steamboat Residential Unit 2005 Sales. Section 4 of the Sixth Amendment Agreement is hereby amended by including in said Section all cash downpayments and all other cash payments in respect of sales of any Steamboat Residential Units and by including the same in the definition of "Projects' Cash Proceeds." Section 5 of the Sixth Amendment Agreement is hereby amended by including in said Section all Release Prices in respect of sales of Steamboat Residential Units and including the same in the definition of "Obligation-Servicing Projects' Cash Proceeds" as defined therein. In accordance with the Sixth Amendment Agreement, GSRP shall deliver to the Administrative Agent all proceeds with respect to any sale of a Steamboat Residential Unit (including, without limitation, the Release Price due and payable with respect thereto), provided that GSRP may sell any "Steamboat Resort Notes," as defined in the New Note Purchase Agreement, arising therefrom to Textron Business Services, Inc., as provided under the New Note Purchase Agreement. The same escrow and closing procedures shall apply to GSRP's sales of Steamboat Residential Units as apply to its sales of Steamboat Quartershare Interests. Sections 3.10(a), (b), (c), (f), (g), and (h) of the Existing LSA are modified to apply to sales of Steamboat Residential Units as well as to Steamboat Quartershare Interests. Sections 3.10(d) and (m) of the Existing LSA are hereby amended and restated in their entirety as follows:

                  (d) Timeshare Regimen. With respect to the consummation of each sale of a Quartershare Interest in respect of any Project to a Purchaser under a Contract, GSRP shall do all things necessary in order to preserve the condominium and quartershare regimens in respect of such Quartershare Interest. With respect to the consummation of each sale of a Steamboat Residential Unit to a Purchaser under a Contract, GSRP shall do all things necessary in order to preserve the condominium regimen in respect of such Steamboat Residential Unit.

                  (m) Quartershare Interests. GSRP shall subject each of the Residential Units to the "quartershare interest" regime contemplated under each of the Declarations (except in the case of any Steamboat Residential Units permitted to be sold hereunder as a "whole residential unit"). Each Residential Unit shall have a full kitchen or kitchenettes, a dining area and a video cassette player. Each Project shall have a grand ballroom, a conference room, a restaurant, a three-level atrium lobby, retail space, a health club with an outdoor pool and other recreational amenities. GSRP shall use its best efforts to cause each of the Projects to be accepted by Resorts Condominium International, Inc. into its timeshare exchange program and to maintain itself and such projects in good standing as participants in such timeshare exchange program.

         5. Section 2.5(f) of the Existing LSA. Section 2.5(f) of the Existing LSA notwithstanding, GSRP agrees that it shall not sell Steamboat Quartershare Interests or Steamboat Residential Units other than in the ordinary course of business unless consented to by the Required Parties. GSRP agrees that it will not sell any Canyons Commercial Unit, the Canyons Commercial Core, any Steamboat Commercial Unit or the Steamboat Commercial Core other than as contemplated pursuant to one of the Commercial Release Price Options unless consented to by the Required Parties.

         6. Section 3.15(a) of the Existing LSA. Section 3.15(a) of the Existing LSA is amended and restated in its entirety as follows:

                  (a) Release for Quartershare Interests. Subject to there not being in existence any Default or Event of Default, the Administrative Agent agrees to execute and deliver to GSRP or its escrowee the documents referred to below pursuant to which the security interest and Lien in and to any Quartershare Interest in any Project created by this Agreement, the Blanket Mortgages or any other Security Document will be released if, but only if, all of the following conditions shall have been fully satisfied:

                                    (i) such Quartershare Interest is being sold
                           in the ordinary course of GSRP's business,

                                    (ii) the full Release Price in respect of
                           such Quartershare Interest shall have been paid to the Administrative Agent or its agent in good, collected funds and all other proceeds in respect thereof shall have been delivered to the Administrative Agent as provided for in the Sixth Amendment Agreement;

                                    (iii) a request, substantially in the form
                           of Exhibit G attached hereto, shall have been completed and executed by GSRP and submitted to the Administrative Agent not less than 2 Business Days in advance of the date on which GSRP desires to obtain such release; and

                                    (iv) a partial release of mortgage
                           substantially in the form of Exhibit H attached hereto, and a partial release of security interest, substantially in the form of Exhibit I attached hereto, in each case, in respect of such Project, shall have been completed by GSRP and submitted to the Administrative Agent with the aforesaid request.

                  GSRP shall bear the responsibility of recording any and all documents executed by the Administrative Agent under this Section. GSRP shall pay all escrow costs and recording and transfer costs in respect of such documents. GSRP shall establish an escrow in respect of any release under this Section. The Administrative Agent shall deposit the documents to be executed by it pursuant to clause (iv) above in such escrow if, but only if,

                                    (1) the documentation establishing such
                           escrow is in form and substance satisfactory to the Administrative Agent and such documentation shall have been submitted to the Administrative Agent together with the written request referred to in clause (ii) above,

                                    (2) the escrowee under such escrow
                           documentation is satisfactory to the Administrative Agent,

                                    (3) such escrow documentation provides that
                           simultaneously with the release from such escrow of the documents referred to in clause (iv) above, the Release Price in respect of such Quartershare Interest for such Project to be so released shall have been wired via Federal Reserve Bank wire (in immediately available funds) to the Administrative Agent and a confirmation of such wire shall have been obtained,

                                    (4) such escrow documentation provides that
                           such escrow will be consummated within 5 Business Days of the Administrative Agent's depositing of such release documents therein or such release documents shall be returned to the Administrative Agent by the escrowee of such escrow, and

                                    (5) at the time of the depositing of such
                           documentation into such escrow, all of the conditions in clauses (ii) through (iv) above shall have been fully satisfied.

         7. Section 3.15 of the Existing LSA. New clauses (c), (d), (e) and (f) are hereby added to Section 3.15 of the Existing LSA as follows:

                  (c) Release for Steamboat Residential Units. Subject to there not being in existence any Default or Event of Default, the Administrative Agent agrees to execute and deliver to GSRP or its escrowee the documents referred to below pursuant to which the security interest and Lien in and to any Steamboat Residential Unit created by this Agreement, the Blanket Mortgages or any other Security Document will be released if, but only if, all of the following conditions shall have been fully satisfied:

                                    (i) such Steamboat Residential Unit is being
                           sold as a Steamboat Residential Units 2005 Sale,

                                    (ii) the full Release Price in respect of
                           such Steamboat Residential Unit shall have been paid to the Administrative Agent or its agent in good, collected funds and all other proceeds in respect thereof shall have been delivered to the Administrative Agent as provided for in the Sixth Amendment Agreement;

                                    (iii) a request, substantially in the form
                           of Exhibit G attached hereto, shall have been completed and executed by GSRP and submitted to the Administrative Agent not less than 2 Business Days in advance of the date on which GSRP desires to obtain such release; and

                                    (iv) a partial release of mortgage
                           substantially in the form of Exhibit H attached hereto, and a partial release of security interest, substantially in the form of Exhibit I attached hereto, in respect of the Steamboat Project, shall have been completed by GSRP and submitted to the Administrative Agent with the aforesaid request.

                  GSRP shall bear the responsibility of recording any and all documents executed by the Administrative Agent under this Section. GSRP shall pay all escrow costs and recording and transfer costs in respect of such documents. GSRP shall establish an escrow in respect of any release under this Section. The Administrative Agent shall deposit the documents to be executed by it pursuant to clause (iv) above in such escrow if, but only if,

                                    (1) the documentation establishing such
                           escrow is in form and substance satisfactory to the Administrative Agent and such documentation shall have been submitted to the Administrative Agent together with the written request referred to in clause (ii) above,

                                    (2) the escrowee under such escrow
                           documentation is satisfactory to the Administrative Agent,

                                    (3) such escrow documentation provides that
                           simultaneously with the release from such escrow of the documents referred to in clause (iv) above, the Release Price in respect of such Steamboat Residential Unit to be so released shall have been wired via Federal Reserve Bank wire (in immediately available funds) to the Administrative Agent and a confirmation of such wire shall have been obtained,

                                    (4) such escrow documentation provides that
                           such escrow will be consummated within 5 Business Days of the Administrative Agent's depositing of such release documents therein or such release documents shall be returned to the Administrative Agent by the escrowee of such escrow, and

                                    (5) at the time of the depositing of such
                           documentation into such escrow, all of the conditions in clauses (ii) through (iv) above shall have been fully satisfied.

                  (d) Release for Commercial Cores. Notwithstanding any intervening nonpayment Default or nonpayment Event of Default but subject to there being no payment Default or Event of Default in existence (for purposes of the foregoing in this clause (d), any failure of GSRP to comply with the payment requirements of Section 2.5(c)(iii) hereof on July 31, 2005 shall not be deemed to be a payment default), the Administrative Agent agrees to execute and deliver to GSRP or its escrowee the documents referred to below pursuant to which the security interest and Lien in and to any Steamboat Commercial Core or Canyons Commercial Core/Attitash Commercial Core created by this Agreement, the Blanket Mortgages or any other Security Document will be released if, but only if, all of the following conditions shall have been fully satisfied:

                                    (i) the disposition or pledging of the
                           Steamboat Commercial Core or Canyons Commercial Core/Attitash Commercial Core is pursuant to a Commercial Release Price Option,

                                    (ii) the full Release Price in respect of
                           such Commercial Release Price Option shall have been paid or delivered to the Administrative Agent or its agent and the terms of the applicable Commercial Release Price Option otherwise satisfied;

                                    (iii) a request, substantially in the form
                           of Exhibit G attached hereto, shall have been completed and executed by GSRP and submitted to the Administrative Agent not less than 2 Business Days in advance of the date on which GSRP desires to obtain such release; and

                                    (iv) a partial release of mortgage
                           substantially in the form of Exhibit H attached hereto, and a partial release of security interest, substantially in the form of Exhibit I attached hereto, in each case, in respect of such Project, shall have been completed by GSRP and submitted to the Administrative Agent with the aforesaid request.

                  GSRP shall bear the responsibility of recording any and all documents executed by the Administrative Agent under this Section. GSRP shall pay all escrow costs and recording and transfer costs in respect of such documents. GSRP shall establish an escrow in respect of any release under this Section. The Administrative Agent shall deposit the documents to be executed by it pursuant to clause (iv) above in such escrow if, but only if,

                                    (1) the documentation establishing such
                           escrow is in form and substance satisfactory to the Administrative Agent and such documentation shall have been submitted to the Administrative Agent together with the written request referred to in clause (ii) above,

                                    (2) the escrowee under such escrow
                           documentation is satisfactory to the Administrative Agent,

                                    (3) such escrow documentation provides that
                           simultaneously with the release from such escrow of the documents referred to in clause (iv) above, the Release Price in respect of such Steamboat Commercial Core or Canyons Commercial Core/Attitash Commercial Core to be so released shall have been wired via Federal Reserve Bank wire (in immediately available funds) to the Administrative Agent and a confirmation of such wire shall have been obtained or otherwise performed and effected by way of delivery of all necessary instruments and documents with respect thereto,

                                    (4) such escrow documentation provides that
                           such escrow will be consummated within 5 Business Days of the Administrative Agent's depositing of such release documents therein or such release documents shall be returned to the Administrative Agent by the escrowee of such escrow, and

                                    (5) at the time of the depositing of such
                           documentation into such escrow, all of the conditions in clauses (ii) through (iv) above shall have been fully satisfied.

                  (e) All Cash Steamboat Residential Unit 2005 Sales and Steamboat Quartershare Interest 2005 Sales: Additional Steamboat Obligations Reduction. With respect to any Steamboat Residential Unit 2005 Sale for an all cash consideration and with respect to any sale of any Steamboat Quartershare Interest consummated after the Eighth Amendment Effective Date and on or prior to December 31, 2005 on an arm's-length basis with a purchaser (a "Steamboat Quartershare Interest 2005 Sale") for an all cash consideration and as an additional inducement for GSRP to consummate such sales on or prior to December 31, 2005, the Steamboat Obligations shall be further reduced by the Administrative Agent, the Lenders and the Subordinated Lender by an amount equal to 5% of the Release Price actually received by the Administrative Agent on or prior to December 31, 2005 in connection with any such Steamboat Residential Unit 2005 Sale or any such Steamboat Quartershare Interest 2005 Sale (with respect to each such Steamboat Residential Unit 2005 Sale or Steamboat Quartershare Interest 2005 Sale, such 5% of such Release Price is referred to herein as the "Steamboat Residential Additional Forgiven Amount") as follows: (i) 50% of the Steamboat Residential Additional Forgiven Amount shall be applied to, and result in the cancellation and reduction of, the outstanding principal amount of the Steamboat Loan on a dollar-for-dollar basis and (ii) 50% of the Steamboat Additional Forgiven Amount shall be applied to, and result in the cancellation and reduction of, accrued and unpaid interest in respect of the Subordinated Loan Tranche Advances (including, without limitation, any deferred interest under, and as provided for in, the SOI) on a dollar-for-dollar basis (such amounts to be applied first to the "cash interest" payable). The reduction and cancellation of Steamboat Obligations in the amount or amounts of the Steamboat Residential Additional Forgiven Amount or Amounts will be in addition to the reduction of Obligations arising from the application of the Release Prices paid by GSRP to the Administrative Agent in respect of such Steamboat Residential Unit 2005 Sales and such Steamboat Quartershare Interest 2005 Sales.

                  (f) Steamboat Residential Unit 2005 Sales: Special Fund. With respect to Steamboat Residential Unit 2005 Sales (whether all cash sales or partially financed by GSRP), whose total gross sales prices do not exceed $5,000,000, and as an additional inducement for GSRP to consummate such sales on or prior to December 31, 2005, the Administrative Agent, the Lenders and the Subordinated Lender shall give full effect to the application of any Release Prices received by the Administrative Agent on or prior to December 31, 2005, as provided above, with respect to such Steamboat Residential Unit 2005 Sales and, the Lenders and Subordinated Lender hereby instruct the Administrative Agent to establish an account (which may be a bank account owned by the Administrative Agent or a book entry account in the accounting records of the Administrative Agent) and to deposit therein or credit thereto, as the case may be, 10% of the Release Price of each Steamboat Residential Unit 2005 Sale received by the Administrative Agent in 2005. Such bank account or book entry shall be owned by the Administrative Agent on behalf of the Lenders and Subordinated Lender and GSRP shall have no right of access thereto, interest therein or claim on any amounts deposited therein or credited thereto. On terms and conditions to be established by the Administrative Agent, the Lenders and the Subordinated Lender in their reasonable discretion, the Administrative Agent shall pay amounts from such deposit or book entry account to GSRP pursuant to its instructions for the exclusive purpose of GSRP's paying (or reimbursing itself for paying) any contractual subsidies required to be paid by GSRP to purchasers of Steamboat Residential Units under such Steamboat Residential Unit 2005 Sales with respect to, but only with respect to, Annual Assessments assessed by the Steamboat Association in respect of such Steamboat Residential Units (but excluding, for the avoidance of doubt, any Special Assessments, assessments for capital improvements or individual assessments) (if any Default or Event of Default shall exist, such disbursements shall immediately cease). The Administrative Agent, the Lenders and the Subordinated Lender will consider, in their sole discretion, extending the $5,000,000 threshold referred to above as appropriate; however, none of them shall in any way be obligated to do so.

         8. Section 2.5(c)(iii) of the Existing LSA. Section 2.5(c)(iii) of the Existing LSA is hereby amended and restated in its entirety as follows:

                           (iii) If on each of the following test dates the
                  aggregate outstanding principal amount of all Advances (for the avoidance of doubt, such Advances shall not include any Subordinated Loan Tranche Advances) exceeds the maximum outstanding principal amount of Advances set forth below, GSRP shall immediately pay the amount of such excess to the Administrative Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by the Administrative Agent when received in good, collected funds as set forth in Section 2.5(d) hereof ratably to all Advances:

================================================================================

        Test Date                   Maximum Outstanding Principal Amount of
                                                   Advances
-------------------------- -----------------------------------------------------
July 31, 2005                       $12,000,000
-------------------------- -----------------------------------------------------
September 30, 2005                  $10,000,000
-------------------------- -----------------------------------------------------
December 31, 2005                   $8,000,000
-------------------------- -----------------------------------------------------
March 31, 2006                      $5,000,000
-------------------------- -----------------------------------------------------
June 30, 2006                       $0
================================================================================

         9. SOI. Section 8 of the Seventh Amendment Agreement is amended by making said Section subject to the treatment and allocation of Release Prices and other proceeds in respect of any disposition or pledging of the Canyons Commercial Core and/or the Steamboat Commercial Core as provided for in the Commercial Release Price Option and subject to the treatment and allocation of Steamboat Residential Unit 2005 Release Prices provided for in the definition of "Release Price" and Steamboat Residential Additional Forgiven Amount as provided in Section 3.15(e) of the Existing LSA, as amended hereby.

         GSRP acknowledges that all commitments of the Subordinated Lender under the SOI to extend Subordinated Loan Tranche Advances terminated on the date of the Canyons Auction Sale.

         GSRP agrees that the aggregate outstanding principal amount of Subordinated Loan Tranche Advances shall not exceed the following amounts at the following dates:

================================================================================

        Test Date                   Maximum Outstanding Principal Amount of
                                      Subordinated Loan Tranche Advances
-------------------------- -----------------------------------------------------
June 30, 2006                       $10,000,000
-------------------------- -----------------------------------------------------
December 31, 2006                   $8,000,000
-------------------------- -----------------------------------------------------
March 31, 2007                      $5,000,000
-------------------------- -----------------------------------------------------
June 30, 2007                       $2,500,000
-------------------------- -----------------------------------------------------
November 30, 2007                   $0
========================== =====================================================


         10. Representations and Warranties. GSRP hereby represents and warrants as of the date hereof as follows, which representations and warranties are hereby incorporated into and made part of the Amended LSA:

                  10.1 Commercial Core. The Canyons Commercial Core is described on Schedule 1 attached hereto. The Steamboat Commercial Core is described on Schedule 2 attached hereto. The Steamboat Host Company Leases and the Canyons Host Company Leases are in full force and effect.

                  10.2 Representations and Warranties. Except as otherwise disclosed on Schedule 3 attached hereto, each of the representations and warranties contained in Section 4 of the Existing LSA (other than Section 4.4 thereof, and other than with respect to matters set forth on the schedules to the Existing LSA which GSRP warrants were true and correct as of the date of such schedules) is true and correct as of the date hereof.

                  10.3 Liens Perfected. Except with respect to the Permitted Exceptions (as defined in the Existing LSA), all Liens granted to the Administrative Agent under the Existing LSA and the other Security Documents are duly granted, valid, perfected and prior in right to all other Liens that now or hereafter may be granted to or held by any other Person.

                  10.4 Valid and Legal. The execution and delivery of this Eighth Amendment Agreement and the other documents and instruments contemplated herein, and compliance by GSRP with all of the provisions of this Eighth Amendment Agreement, the Existing LSA, as amended hereby, and each of the other documents set forth above are:

                           (i) within the corporate powers of GSRP; and

                           (ii) valid and legal acts and will not conflict with,
                  or result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien upon any Property of GSRP under the provisions of, any agreement, charter instrument, bylaw or other instrument to which GSRP is a party or by which its Property may be bound.

                  10.5 Consents. Neither the nature of GSRP, nor of any of its businesses or Properties, nor any relationship between GSRP and any other Person, nor any circumstance in connection with the execution or delivery of this Eighth Amendment Agreement and the other documents contemplated in connection herewith, nor the operation of the Canyons Project nor the Steamboat Project nor the sale or offering for sale of any Commercial Unit, Residential Unit or Quartershare Interest of any of the Projects by GSRP is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of GSRP, as a condition of the execution, delivery or performance of this Eighth Amendment Agreement and the other documents contemplated in connection herewith.

                  10.6 Liens on Collateral. GSRP will not be, on or after the date hereof, a party to any contract or agreement which prohibits the execution of, or compliance with, this Eighth Amendment Agreement by GSRP. GSRP has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property constituting the Collateral, whether now owned or hereafter acquired, to be subject to a Lien other than Permitted Exceptions, Liens contemplated in connection with any Commercial Release Price Option and all Liens in favor of the Administrative Agent in respect of such Collateral remain in full force and effect.

                  10.7 Defaults. After giving effect to this Eighth Amendment Agreement, no Default or Event of Default exists, nor does any event or condition exist that would constitute a Default or an Event of Default. No material adverse change has occurred in or in respect of the Collateral or any one or more of the Projects that has not been disclosed to the Administrative Agent and Lenders in writing. , No defaults or events of default exist under any other agreement for indebtedness for borrowed money, any financing lease or any guaranty of any of the foregoing to which GSRP is a party. GSRP has not issued and is not otherwise obligated in respect of any obligation of the Parent, American Skiing Company, or any subsidiary of American Skiing Company for borrowed-money indebtedness, any financing lease, any guaranty or any other obligation.

                  10.8 Sale and Offering of Steamboat Residential Units. The sale and offering of sale of Steamboat Residential Units (a) do not and will not constitute the sale, or the offering of sale, of Securities subject to the registration requirements of the Securities Act of 1933, as amended, or the blue-sky securities laws of any of the Applicable States, (b) are done and will only be done in the State of Colorado (and no solicitation and no advertising in respect of the sale of Steamboat Residential Units that would, in either case, be in violation of applicable law is done or will be done in any States other than the Applicable States), (c) do not violate and will not violate any applicable federal, state or local consumer credit or sale rescission statute, including, without limitation, any such statute of any State in which a Purchaser may reside, and (d) do not violate and will not violate any other applicable federal, state or local law, statute or regulation (including, without limitation, any condominium or subdivision law applicable to the Steamboat Project or to the sale of Steamboat Residential Units and in effect in any Applicable State or in any other State in which a Purchaser may reside or in which the sale of any such Residential Unit of such Purchaser was closed).

         11. Effectiveness. This Eighth Amendment Agreement shall become effective on the date (the "Eighth Amendment Effective Date") on which the parties hereto shall have executed this Eighth Amendment Agreement and each of the following conditions shall have been satisfied:

                  11.1 Warranties and Representations True as of Eighth Amendment Effective Date. The warranties and representations contained or referred to in this Eighth Amendment Agreement shall be true in all material respects on the Eighth Amendment Effective Date with the same effect as though made on and as of that date. The Administrative Agent shall have received a certificate, in form and substance satisfactory to the Administrative Agent, dated as of the Eighth Amendment Effective Date, signed by an Senior Vice-President or Vice President of GSRP and certifying that the warranties and representations of GSRP contained in this Eighth Amendment Agreement are true in all material respects on the Eighth Amendment Effective Date.

                  11.2 Secretary's Certificates.

                  The Administrative Agent shall have received a certificate of the Secretary or any Assistant Secretary of GSRP, in form and substance reasonably satisfactory to the Administrative Agent, dated as of the Eighth Amendment Effective Date, certifying

                           (i) the adoption by the Board of Directors of GSRP of
                  a resolution authorizing GSRP to enter into this Eighth Amendment Agreement and the transactions and instruments contemplated hereby, and

                           (ii) the incumbency and authority of, and verifying
                  the specimen signatures of, the officers of GSRP authorized to execute and deliver this Eighth Amendment Agreement and the other documents contemplated hereunder.

                  11.3 Legal Opinion. GSRP shall have delivered to Administrative Agent and the Lenders a legal opinion from its General Counsel in form and substance reasonably satisfactory to the Lenders and Administrative Agent.

                  11.4 Expenses. GSRP shall have paid all fees and expenses required to be paid by it pursuant to Section 11.2 of Existing LSA pursuant to invoices or other bills submitted to GSRP.

                  11.5     Other Documents.

                           (a) Each of the other Persons that shall have
                  delivered subordination agreements to the Administrative Agent in connection with the original closing of the Existing LSA shall have executed this Eighth Amendment Agreement to show its consent to the same.

                           (b) That certain "Fourth Amendment Agreement" to the
                  SOI shall have been executed and delivered by the parties thereto and the same shall be in full force and effect except for any condition therein requiring this Eighth Amendment Agreement to be in full force and effect.

                  11.6 Proceedings. All actions taken in connection with the execution of this Eighth Amendment Agreement and all documents and papers relating thereto shall be satisfactory to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received copies of such documents and papers as it or such counsel may reasonably request in connection therewith, all in form and substance satisfactory to the Administrative Agent and its counsel.

         12.      Miscellaneous.

                  12.1 Successors and Assigns. This Eighth Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  12.2 Governing Law. This Eighth Amendment Agreement shall be governed by the internal laws of the State of Maine. To the extent any provision of this Eighth Amendment Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Agreement.

                  12.3 Headings. The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Eighth Amendment Agreement as a whole and not to any particular Section or other subdivision.

                  12.4 Reliance. All warranties, representations and covenants made by GSRP herein or in the Existing LSA or in any certificate or other instrument delivered by it or on its behalf under this Eighth Amendment Agreement or in the Existing LSA, as amended hereby, shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of this Eighth Amendment Agreement.

                  12.5 Existing LSA and Other Documents. Except as explicitly amended by, or otherwise provided for in, this Eighth Amendment Agreement , the Existing LSA, the Notes and the other Security Documents remain in full force and effect under their respective terms as in effect immediately prior to the effectiveness of this Agreement, and GSRP hereby affirms all of its obligations thereunder.

                  12.6 Counterparts. This Eighth Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. This Eighth Amendment Agreement may be executed in counterpart by facsimile signature, which signatures shall be treated as, and shall have the effect of original and manually executed signatures.

                  12.7. Release. GSRP hereby releases, remises, acquits and forever discharges the Administrative Agent and each of the Lenders and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, whether known or unknown, fixed or contingent, asserted or unasserted, direct or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, arising out of or in any way connected with (a) the LSA, the Notes or the Security Documents, as amended from time to time (including, without limitation, this Eighth Amendment Agreement) and
         (b) the Loan (all of the foregoing hereinafter called the "Released Matters"). GSRP hereby acknowledges that the agreements set forth in this Eighth Amendment Agreement are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. GSRP hereby represents and warrants to Administrative Agent and the Lenders that GSRP has not purported to transfer, assign or otherwise convey any of its right, title or interest in any Released Matter to any other person and that the foregoing constitutes a full and complete release of all Released Matters.

                  12.10 Fourth Amendment Agreement. The parties hereto agree that the Existing LSA, as amended hereby, and the SOI, as amended by the Fourth Amendment Agreement thereto of even date herewith, are intended to be one instrument and agreement, subject to the terms and conditions hereof and thereof.



   [Remainder of page intentionally left blank. Next page is signature page.]

         IN WITNESS WHEREOF, the parties have executed this Eighth Amendment Agreement as of the day and year first above written.

GSRP:                                          Steamboat and Special
                                               Subordinated Lender:

GRAND SUMMIT RESORT                            TEXTRON FINANCIAL
PROPERTIES, INC.                               CORPORATION


By:/s/Helen Wallace                            By:/s/Alicia-Ann J. Duncanson
-----------------------                        ---------------------------------
Name: Helen Wallace                            Name: Alicia-Ann J. Duncanson
Title:CFO & Senior VP                          Title:Vice President


                                               Steamboat Lender:


                                               LITCHFIELD FINANCIAL CORPORATION



                                               By:/s/Alicia-Ann J. Duncanson
                                               ---------------------------------
                                               Name: Alicia-Ann J. Duncanson
                                               Title:Vice President

Administrative Agent:

TEXTRON FINANCIAL CORPORATION



By:/s/Alicia-Ann J. Duncanson
---------------------------------
Name: Alicia-Ann J. Duncanson
Title:Vice President

AGREED AND CONSENTED TO:

MOUNT SNOW, LTD.



By:/s/Helen Wallace
-----------------------
Name: Helen Wallace
Title:CFO & Senior VP


KILLINGTON, LTD.



By:/s/Helen Wallace
-----------------------
Name: Helen Wallace
Title:CFO & Senior VP


SUNDAY RIVER SKIWAY CORPORATION



By:/s/Helen Wallace
-----------------------
Name: Helen Wallace
Title:CFO & Senior VP

L.B.O. HOLDING, INC.



By:/s/Helen Wallace
-----------------------
Name: Helen Wallace
Title:CFO & Senior VP

ASC UTAH, INC.



By:/s/Helen Wallace
-----------------------
Name: Helen Wallace
Title:CFO & Senior VP



STEAMBOAT SKI & RESORT CORPORATION



By:/s/Helen Wallace
-----------------------
Name: Helen Wallace
Title:CFO & Senior VP


AMERICAN SKIING COMPANY RESORT PROPERTIES, INC.



By:/s/Helen Wallace
-----------------------
Name: Helen Wallace
Title:CFO & Senior VP

                                   Schedule 1

                      Attitash and Canyons Commercial Core

              Attitash Commercial Unit and Canyons Commercial Units

                                   Schedule 2

                            Steamboat Commercial Core

Steamboat Commercial Units

Schedule 3

                   Exceptions to Representation and Warranties


1. With respect to section 4.15 of the Existing LSA, GSRP is subject to restrictions on the incurrence of indebtedness pursuant to the ASC Indenture terms. GSRP reconfirms the second paragraph of section 4.15 of the Existing LSA.

2. With respect to section 4.20 of the Existing LSA, the liens of the Lenders are subject to actual or potential liens (i) to secure the payment of taxes in respect of unsold Quartershare Interests at the Steamboat Project and Canyons Project, and (ii) to secure assessments in respect of unsold Quartershare Interests at the Steamboat Project and Canyons Project.

3. With respect to Section 4.6 of the Existing LSA, there is pending against GSRP and others a civil action commenced by Mount Snow Grand Summit Hotel and Crown Club Owners Association, Inc in the Windham, Vermont Superior Court.